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                                                                   EXHIBIT 10.11

                                PROMISSORY NOTE
                                ---------------

$1,102,500.00                 San Mateo, California               May 30, 1999
                              ---------

     For value received, the undersigned ("Maker") promises to pay to the order of E-Stamp Corporation, a Delaware corporation ("Payee"), located in Palo Alto, Santa Clara County, California, as set forth below or at such other place and to such other party or parties as the owner and holder hereof may from time to time designate, the principal sum of One Million One Hundred Two Thousand and Five Hundred and no/100 DOLLARS ($1,102,500.00), or so much thereof as may be advanced to Maker by Payee, from time to time, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, together with interest as described below on the unpaid balance thereof from the date hereof, payable in like coin or currency, until the full amount of this Note, both principal and interest, is paid.

     This Note is entered into in conjunction with, and is expressly subject to the terms and conditions of that certain Restricted Stock Purchase Agreement, dated of even date herewith entered into by and between the Maker and the Payee (hereinafter, the "Restricted Stock Purchase Agreement").

     This Note is payable as follows:

     Interest only accruing hereunder shall be payable annually on or before the 30th day of May, commencing May 30, 2000 and continuing through May 30, 2004, at which time the entire amount of principal and all accrued interest then outstanding and remaining unpaid shall become due and payable in full.

     Notwithstanding the foregoing, in the event the Maker's employment with the Payee terminates for any reason, with or without cause (including death or disability), then the entire amount of principal and all accrued interest then outstanding and remaining payable shall become due and payable ninety (90) days after the date upon which Maker's employment terminated.

     Prior to default or maturity (whether stated or by acceleration), the interest rate on this Note shall be six percent (6%) per annum, simple interest. Interest due hereunder shall be calculated on the basis of a 365-day year.

     All past due installments of principal (whether by default, acceleration or otherwise) and, if to the extent permitted by applicable law, of interest, shall bear interest at the rate of eighteen percent (18%) per annum (the "Maximum Rate"), without compounding until paid. Except as otherwise provided, herein, all payments shall be applied first to the payment of accrued unpaid interest on this Note and the balance, if any, shall be applied to the reduction of the outstanding principal balance of this Note.

     Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty. However, any such prepayment hereunder shall be applied first
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to accrued unpaid interest, if any, owing on this Note and the balance to the last maturing installment of principal in inverse order of maturity.

     It is agreed that time is of the essence of this Note and that in the event the Maker hereof shall fail to pay this Note or any installment hereof, whether principal or interest, when due or if any event occurs or condition exists which authorizes the acceleration of the maturity hereof under any other agreement made by the Maker hereof then the holder hereof may, at his option, without demand, notice, or presentment, accelerate the maturity of this Note in which event the entire unpaid balance of the principal hereof, together with all accrued and unpaid interest thereon, shall be at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     Maker shall be in default hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration or maturity or otherwise) of any payment of principal, interest or other amount due hereunder; (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement (including the Restricted Stock Purchase Agreement) or similar instrument permits the acceleration of maturity of any obligation of Maker (whether to Payee or to others); (iii) any representation or warranty made by Maker to Payee in connection with this Note or the Restricted Stock Purchase Agreement, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of, or if Maker fails to furnish adequate evidence of performance of, any provision of this Note or of any note, assignment, transfer, other agreement, document or instrument delivered by Maker to Payee in connection with this Note, and collateral securing this Note or the Restricted Stock Purchase Agreement; (v) the filing of a petition in bankruptcy by or against, or the application for appointment of a receiver or any other legal custodian for any part of the property of, or the assignment for the benefit of creditors by, or the commencement of any proceedings, under any bankruptcy, rearrangement, reorganization, insolvency or similar laws for the relief of debtors by or against, the Maker or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for this Note or the Restricted Stock Purchase Agreement; (vi) the filing of any levy, attachment, execution, garnishment or other process which affects the collateral securing performance of this Note.

     Upon the occurrence of an event of default, or if Payee deems payment or performance of this Note or the Restricted Stock Purchase Agreement to be insecure, Payee, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

     (a) Payee, at its option, may declare this Note or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Maker and any maker, endorser, guarantor, surety or other party liable herefore in any capacity.

     (b) Payee shall have all the rights and remedies provided for in this Note and in any other agreements executed by Maker, the rights and remedies in the California Commercial Code, and any and all of the rights and remedies at law or in equity, all of which shall be deemed cumulative. The

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exercise by Payee of any one or more of the rights or remedies granted hereby or under any other document or agreement executed in connection herewith or with the Restricted Stock Purchase Agreement shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Payee may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

     Notwithstanding any provisions herein to the contrary, Payee's right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby shall be conditioned upon (i) with respect to any Monetary Default (as hereinafter defined), that the default has not been cured within ten (10) days after the event of default occurred; and (ii) with respect to any Non-Monetary Default (as hereinafter defined), Payee giving Maker written notice of such Non-Monetary Default and a thirty (30) day period after the date of such notice within which to cure such Non-Monetary Default. Payee shall have no obligation to give Maker notice of any Incurable Default (as hereinafter defined) prior to exercising its right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby and to declare the same to be immediately due and payable and exercise all other rights and remedies herein granted or otherwise available to Payee at law or in equity. As used herein, the term "Monetary Default" shall mean any default which can be cured by the payment of money including but not limited to, the payment of principal and interest due under this Note and the payment of taxes, assessments and insurance premiums when due as provided in any deed of trust or similar document securing this Note. As used herein, the term "Non-Monetary Default" shall mean any default which is not a Monetary default or an Incurable Default. As used herein, the term "Incurable Default" shall mean (i) any voluntary or involuntary sale, assignment, mortgaging or transfer in violation of the covenants of agreements executed in connection with or securing this Note; or (ii) if Maker, or any person or entity comprising Maker, should make an assignment for the benefit of creditors, become insolvent, or file a petition in bankruptcy (including but not limited to, a petition seeking a rearrangement or reorganization).

     All makers, endorsers, sureties and guarantors hereof, if any, as well as any persons or entities which become liable for the payment of this Note, hereby expressly (a) waive (i) demand or presentment for payment of this Note, (ii) notice of non-payment, protest, notice of protest, suit, acceleration, intention to accelerate, diligence, (iii) any notice of, or defense on account of, the extension of time of payments or change in the method of payments, and/or any modification of the terms hereof or any instrument securing or guaranteeing the payment hereof, and (iv) any right Maker may now or hereafter have to assert any defense relating to the market value of any property acquired by Payee at any non-judicial foreclosure sale under any security agreement or deed of trust executed by Maker in connection herewith, and (b) consent to any and all renewals and extensions in the time of payment hereof, and/or any modification of the terms hereof or any instrument securing or guaranteeing the payment hereof, and to any substitutions, exchange, or release of any security herefore or the release of any party primarily or secondarily liable herein, and (c) agree that (i) the acceptance of late payment(s) hereunder by the holder hereof,
(ii) waiver of any event(s) of default hereunder and/or any instrument securing or guaranteeing the payment hereof or (iii) other forgiveness of any other defaults by Maker, shall not constitute a waiver by the holder hereof of any subsequent defaults, late payments or other violations of the Maker's obligations hereunder or in the terms of any instrument securing or guaranteeing the payment hereof.

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     If this Note or any installment hereof is not paid when due (whether the same becomes due by acceleration or otherwise) and is placed in the hands of an attorney for collection, or if suit is filed hereon, or if this Note shall be collected by legal proceedings or through a probate or bankruptcy court, Maker agrees to pay all costs of collection, including reasonable attorneys' fees.

     Should this Note be signed by more than one party, all of the obligations herein contained shall be the joint and several obligations of each signer hereof.

     All notices hereunder shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date mailed, first class, registered or certified mail, postage prepaid, if addressed to the respective parties hereto at their addresses set forth in this Note.

     No failure to exercise and no delay on the part of the holder of this Note in exercising any power or right in connection herewith or under any other instrument evidencing, securing, or guaranteeing this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between Maker and Payee shall operate as a waiver of any right of Payee. No modification or waiver of any provision of this Note or any other instrument evidencing, securing, or guaranteeing this Note nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     All agreements between Maker and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. It is the intent of the Payee and the Maker in the execution, delivery, and performance of this Note that none of the terms of this Note, or said other instruments, shall ever be construed to create a contract to pay or charge for the use, forbearance or detention of money at any interest rate in excess of the Maximum Rate. Specifically and without limiting the generality of the foregoing, it is expressly provided that if under any circumstances the aggregate amounts paid or charged on the loan evidenced by this Note include amounts which by law are deemed to be interest and which would exceed the maximum applicable non-usurious interest rate which could lawfully have been charged or collected on this Note, Maker stipulates that (i) any non-principal payment or charge shall first be characterized to the extent permitted by applicable law as an expense, fee, or premium rather than as interest; (ii) all consideration which constitutes interest under applicable law shall, at the option of Payee, be either refunded to Maker or credited on the unpaid principal amount of this Note (or, if this Note shall have been paid in full, refunded to the Maker); (iii) the provisions of this Note shall be immediately deemed reformed and amounts thereafter collectible shall be reduced without the necessity of the execution of any new document so as to comply with the then applicable law so as to permit collection of the Maximum Rate; (iv) any amounts collected as interest which produce a rate in excess of the Maximum Rate will be deemed to have been the result of an unintentional mathematical error on the part of Maker and Payee; and (v) determination of the rate of interest for determining whether the loan hereunder is usurious shall be made by amortizing, prorating,

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allocating, and spreading, in equal parts during the full stated term of such loans, all interest at any time contracted for, charged, or received from the Maker in connection with such loans, and any excess shall be cancelled, credited, or refunded as set forth in (ii) of this paragraph.

     In addition to the foregoing and any other remedies Payee may possess, upon the occurrence of any default hereunder or under the Restricted Stock Purchase Agreement, Maker shall, at Payee's request, promptly deliver possession and control over any and all property of Maker in which Payee possesses any security interest, without further order of any court. Furthermore, upon the occurrence of any default, Payee in its sole discretion may exercise any and all other remedies allowed under the law with respect to any of the property securing payment of this Note without further authorization of any court. Maker shall comply with the terms of this paragraph and shall not interfere in any manner whatsoever with any of Payee's remedies, and shall not take any action inconsistent with its obligations hereunder, including the commencement or prosecution of any claim, defense, counterclaim or seeking any other relief in law or in equity in any forum, notwithstanding the fact that Maker in good faith may contend that it is entitled to any such relief, relating to or in connection with property in which Payee possesses an interest. Maker's sole recourse in this regard will be by timely application to a court only after Maker has otherwise complied with this provision; such application shall be limited to relief sought by Maker based exclusively on Maker's pleading and presentation of substantial proof that a default has not occurred.

     In accordance with the Restricted Stock Purchase Agreement, payment of this
Note is secured by those (the "Property"), 1,225,000 shares of the common stock of E-Stamp Corporation, $.001 par value, placed into escrow with the Payee pursuant to the Restricted Stock Purchase Agreement.

     Maker hereby acknowledges that the indebtedness evidenced by this Promissory Note represents a part of the unpaid purchase money of the Property.

     This Note has been executed and delivered in and shall be construed in accordance with the laws of the State of California and the laws of the United States applicable to transactions in California.

     The Maker hereby irrevocably submits to the personal jurisdiction of the United States District Court for Santa Clara County, California, as well as of the District Courts of the State of California in Santa Clara County, California over any suit, action or proceeding arising out of or relating to this Note or any amendment or modification. The Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection which he may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     The terms and provisions hereof shall be binding upon Maker and the respective heirs, executors, administrators, legal representatives, successors and assigns of each of them and inure to the benefit of Payee and its successors and assigns, including, without limitation, any subsequent owner or holder of this Note.

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     Any check, draft, money order, or other instrument given in payment of all or any portion of this Note may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee hereof except to the extent that actual cash proceeds of such instruments are unconditionally received by Payee.

Balloon Note Notice
-------------------

     THIS NOTE IS PAYABLE IN FULL ON THE EARLIER TO OCCUR OF May 1, 2004, OR NINETY (90) DAYS FOLLOWING MAKER'S TERMINATION OF EMPLOYMENT WITH PAYEE FOR ANY REASON. AT MATURITY, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU WILL HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAINED REFINANCING FROM THIS LENDER.

                                    "MAKER"

                                    By: /s/ Robert H. Ewald
                                       --------------------------------------

                                    Printed Name: Robert H. Ewald
                                                 ----------------------------

                                    Title:
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